Exhibit 99.2

Impax

Announces Agreement to Acquire Generic Products

June 21, 2016



Impax Cautionary Statement Regarding Forward Looking Statements

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company's total revenues derived from sales of a limited number of products; the impact of consolidation of the Company's customer base; the impact of competition; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the Company's determinations to discontinue the manufacture and distribution of certain products; the Company's ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements ; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; the Company's lack of a license partner for commercialization of NUMIENT™ (IPX066) outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the Company's policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company's products; the effect of current economic conditions on the Company's industry, business, results of operations and financial condition; disruptions or failures in the Company's information technology systems and network infrastructure caused by third party breaches or other events; the Company's reliance on alliance and collaboration agreements; the Company's reliance on licenses to proprietary technologies; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company's government contracts; the Company's ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions and investments; risks related to the Company's acquisitions of or investments in technologies, products or businesses; the restrictions imposed by the Company's credit facility and indenture; the Company's level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Agenda

Fred Wilkinson - President & CEO

- Strategic and Financial Benefits of Acquisition

Bryan Reasons - SVP & CFO

- Updated 2016 Full Year Financial Guidance

Fred Wilkinson

- Strategic Priorities and Future Growth Drivers

Executive Team

- Q&A

Expanding Portfolio with Acquisition of Generic Products

Fred Wilkinson
President and CEO

Impax

Acquisition Fits With Strategic Priorities

Compelling Strategic Benefits

- Adds broad generic portfolio of solid oral, inhalable, injectable and topical dosage forms
  - 18 generic products
    - 15 currently marketed
    - 1 approved not yet launched
    - 1 pending ANDA
    - 1 product under development
    - Portfolio also includes 2 approved strengths and 1 pipeline strength of currently marketed products, which have not yet launched
- Acquired full commercial rights to generic equivalent of Concerta®
- Expands portfolio of difficult-to-manufacture or limited-competition products
- Lowers manufacturing conversion costs by utilizing existing facility capacity

Compelling Financial Benefits

- Immediately accretive to earnings per diluted share
- Diversifies and enlarges revenue and earnings base
  - 2015 revenue of ~$150 million and gross profit of ~$100 million
  - Expected to add ~$80 million of revenue and ~$50 million of EBITDA in the second half of 2016
  - Minimal incremental operating expenses to operate within Impax
- Increased manufacturing efficiencies results in expanded gross margin
- Continued balance sheet flexibility
  - Net debt to adjusted pro-forma LTM EBITDA of approximately 2.1 times

Impax

Transaction Overview

Purchase Price and Considerations to Closing	• $586 million in cash • Closing subject to customary closing conditions and ▪ Approval by the Federal Trade Commission (FTC) of Impax as buyer ▪ Closing of Teva's acquisition of Allergan's U.S. generics business
Financing	• Existing cash and $400 million of committed financing from RBC Capital Markets ▪ Estimated interest rate of between 5.0% to 5.5% based on current market conditions • Pro forma leverage immediately after close allows flexibility for additional mergers and acquisitions and business development

Impax

Expands Currently Marketed Generic Portfolio

Adding 15 Marketed Products (% of 2015 Revenues by Dosage Form)


Solid Oral*
35%
Alternative Dosage Form
65%

Increases Portfolio by 31% to 64 Products


15
49

Differentiated Portfolio Across Multiple Dosage Forms


43
11
32
11
1
10
10
3
7
Other SOD
Controlled-Release SOD
Alternative Dosage Form
Currently Marketed
Acquiring

Portfolio data as of June 21, 2016
* Sum of Controlled-Release and Other Solid Oral Dosage (SOD) Form Products

Impax

Valuable Pipeline of Future Opportunities

In Addition to Marketed Products, Acquisition Adds

- 1 approved product and 2 approved strengths of a currently marketed product not yet launched
- 1 pipeline product and 1 pipeline strength of a currently marketed product pending at FDA
- 1 product under development
- Acquired the full commercial rights to Impax's pending ANDA for the generic equivalent to Concerta® (methylphenidate hydrochloride)
  - Current ANDA developed by CorePharma and acquired as part of the 2014 acquisition of Tower Holdings, Inc.
  - Product was included as part of Impax's Strategic Alliance Agreement with Teva
  - Filed with FDA in early 2016

22 Products Pending at FDA*

Current U.S. Brand/Generic Market - $9B

23% Potential/Confirmed FTF or FTM


6
16

22 Products Under Development*

Current U.S. Brand/Generic Market - $11B

63% Potential FTF or FTM


8
14

Solid Oral Dosage · Alternative Dosage Form

Impax

Source of sales data: IMS March 2016; Pipeline data as of June 21, 2016; FTF = First-to-File; FTM = First-to-Market;

Acquisition Delivers in Our Primary Areas of Focus

Focus on Quality and Operations	• Utilizes available manufacturing capacity • Reduces manufacturing conversion costs
Maximize Dual Platform	• Expands currently marketed portfolio • Adds limited-competition products
Optimize R&D	• Expands product pipeline • Acquired commercial rights to generic Concerta®
Business Development Acceleration	• Strategic M&A that efficiently deploys financial resources • Balance sheet remains flexible for additional opportunities

Impax

Updated 2016 Full Year Financial Guidance

Bryan Reasons
SVP and CFO

The Company's full year 2016 estimates are based on management's current expectations, including the incorporation of all the acquired products and assuming the transaction closes by June 30, 2016, current prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth above under our "Safe Harbor" statement.

Impax

Acquisition Expected to Provide Significant Boost to 2016 Earnings

- Immediately accretive acquisition
- Additional competition on diclofenac sodium gel and metaxalone more than offset by
  - Acquisition of higher-margin products
  - Potential upside on a few higher-margin existing base business products
- Gross margin expansion flows through to bottom line
- EPS currently forecasted to now increase at least 20% over full year 2015



Total Company Revenue Guidance
$1,000
$800
$600
$400
$200
$0
$860
At Least 15% Growth
At Least 15% Growth
2015 Actual
2016 Original Guidance
Net Adjustment*
Product Acquisition**
2016 Revised Guidance



EPS Guidance
$2.00
$1.50
$1.00
$0.50
$0.00
$1.45
At Least 10% Growth
At Least 20% Growth
2015 Actual
2016 Original Guidance
Net Adjustment*
Product Acquisition**
2016 Revised Guidance

*Impact of additional competition on diclofenac and metaxalone, partially offset by potential upside on a few base business products.
** Assumes acquisition closes by June 30, 2016

Updated 2016 Financial Guidance Summary
(incorporating all acquisition products)

Metric	Prior Guidance	Updated Guidance
Revenue	Increase at least 15% over full year 2015	**No change**
Adjusted gross margin	Approximately 50%	**Low 50% range**
R&D and patent litigation expense	Approximately \$100 to \$105 million	**No change**
SG&A expense	Approximately \$200 to \$210 million	**No change**
Adjusted interest expense	Approximately \$12 million	**Approximately \$20 million**
GAAP tax rate	Approximately 34% to 36%	**No change**
Capital expenditures	Approximately \$40 million	**No change**
Adjusted diluted EPS	Increase at least 10% over full year 2015	**Increase at least 20% over full year 2015**

The Company's full year 2016 estimates are based on management's current expectations, including the incorporation of all the acquired products and assuming the transaction closes by June 30, 2016, current prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth above under our "Safe Harbor" statement.

Impax

Well-Positioned Capital Structure Post-Acquisition

Significant Financial Resources and Flexibility to Support Growth

Estimated Capitalization	
($ millions)	
Cash and Cash Equivalents – March 31, 2016	$ 412
Less cash used for acquisition	$ 186

Revolver ($100)	$ 0
2022 Convertible Senior Notes	$ 600
Term Loan	$ 400
Total Debt	$ 1,000

Net Debt	$ 774

Leverage	
Net Debt	$ 774
Net Debt / LTM Adjusted EBITDA	2.1x

Impax

Strategic Priorities and Future Growth Drivers

Fred Wilkinson
President and CEO

Since Mid-2014 Delivered Results Across Our Four Strategic Areas

Focus on Quality and Operations

- Resolved Warning Letter in Hayward
- Improved operational efficiencies and restructured R&D - annual savings of approx. $12MM
- Closing Middlesex, NJ manufacturing and packaging facility in 2017 that will improve gross margins

Maximize Dual Platform

- Launched 16 generic products
- Launched Rytary® and EMVERM™
- Continued to expand Zomig® Nasal Spray sales and segment share

Optimize R&D

- 13 generic and 4 specialty (Rytary, NUMIENT™, EMVERM, Albenza® chewable) products approved
- Redeployed Generic R&D resources from remediation and PAI readiness back to R&D programs
- Refocused Specialty Pharma pipeline on next generation/late-stage opportunities
- IPX-203 – initiated next generation Rytary phase II clinical study

Business Development Acceleration

- Achieved BD acceleration with completion of acquisition and integration of Tower Holdings, Inc.
- Completed three product divestiture transactions worth $60MM
- Executed three R&D partnership agreements
- Improved capital structure by issuing convertible notes and repaid higher interest term loan

Multiple Opportunities to Drive Future Growth
(incorporating all acquisition products)

Focus on Quality and Operations

- Gross margin expansion currently expected in 2017
  - Approximately $23MM to $27MM in annual operational savings from Middlesex, NJ facility closure
  - Increased utilization and lower conversion costs as a result of generic products acquisition
- Continued focus on companywide operational efficiencies

Maximize Dual Platform

- Targeting 12 to 14 generic product launches in 2016
  - Additional potential high-value generic product launches 2016 through 2018 include generic equivalents to Welchol®, Renvela®, Vytorin® and Concerta®
- Optimize existing generic opportunities and drive Specialty Pharma portfolio growth from expanded sales force

Optimize R&D

- 22 generic products pending FDA approval and 22 under development
- Specialty Pharma R&D focused on the development of IPX-203
- Investing approx. $100MM in Generic and Specialty Pharma R&D in 2016 (includes patent litigation)

Business Development Acceleration

- Approximately 2.1x net leverage on a pro-forma basis
- Positive cash flow provides ability to quickly de-lever
- Financial resources and balance sheet flexibility to selectively pursue Generic and Specialty Pharma growth opportunities

Data as of June 21, 2016

Q&A

Appendix

22 Pending ANDAs at FDA

Disclosed ANDAs				
Product	**Strengths**	**Brand**	**IMS Sales**	**Potential Launch Timing***
Colesevelam IR tablet	625 mg	Welchol®	$642M	Approval
Dutasteride/Tamsulosin IR capsule	0.5 mg/0.4 mg	Jalyn®	$78M	Approval
Ezetimibe Simvastatin IR tablet – TA	10 mg/10 mg, 10 mg/20 mg, 10 mg/40 mg, 10 mg/80 mg	Vytorin®	$702M	April 2017
Fenofibric Acid DR capsule [1]	45, 135 mg	Trilipix®	$143M	Approval
Fentanyl Buccal IR tablet	100, 200, 400, 600, 800 mcg	Fentora®	$165M	Settled, not disclosed
Methylphenidate HCl ER capsule	10, 20, 30, 40, 50, 60 mg	Metadate CD®	$148M	Approval
Methylphenidate HCl ER tablet	18, 27, 36, 54 mg	Concerta®	$1.8B	Approval
Oxycodone ER tablet (new formulation) [2]	10, 15, 20, 30, 40, 60, 80 mg	OxyContin®	$2.5B	Settled, not disclosed
Oxymorphone ER tablet (new formulation)	5, 7.5, 10, 15, 20, 30, 40 mg	Opana ER®	$333M	Pending litigation
Risedronate Sodium DR tablet	35 mg	Atelvia®	$54M	Approval
Sevelamer Carbonate IR tablet	800 mg	Renvela®	$1.7B	Approval

First-to-market opportunity

Regained commercial rights from Teva

* Assuming final FDA approval, earliest potential launch date/timing based on settlement or patent expiration date.
Source of sales data: IMS March 2016; Pipeline data as of June 21, 2016; TA = tentative approval
[1] Launched authorized generic in July 2013
[2] Launched authorized generic in April 2016

Impax